UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 29, 2012

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COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 29, 2012, Covenant Transportation Group, Inc., a Nevada corporation (the “Company”), and its direct and indirect wholly-owned subsidiaries, Covenant Transport, Inc., a Tennessee corporation (“CTI”), CTG Leasing Company, a Nevada corporation (“CTGL”), Southern Refrigerated Transport, Inc., an Arkansas corporation (“SRT”), Covenant Asset Management, Inc., a Nevada corporation (“CAM”), Covenant Transport Solutions, Inc., a Nevada corporation (“CTS”), and Star Transportation, Inc., a Tennessee corporation (collectively with CTI, CTGL, SRT, CAM, and CTS, the “Borrowers”), entered into that certain Seventh Amendment to Third Amended and Restated Credit Agreement (the “Seventh Amendment”) with Bank of America, N.A., as agent (the “Agent”), and JPMorgan Chase Bank, N.A. (together with the Agent, the “Lenders”), which amends that certain Third Amended and Restated Credit Agreement, dated September 23, 2008, by and among the Company, the Borrowers, the Agent, and the Lenders, as amended (the “Credit Agreement”).

The Seventh Amendment amends the definitions of:  (i) “Issuing Bank” to include JPMorgan Chase Bank, N.A. as an additional letter of credit issuer under the Credit Agreement’s letter of credit sub facility, and (ii) “Real Estate Formula Amount” to effect a one-time reduction in that amount of $3,464,634.  The “Real Estate Formula Amount” is a component of the Borrowing Base calculation, and the reduction in the “Real Estate Formula Amount” similarly reduces the Borrowing Base.  The amount of the reduction is approximately sixty-five percent (65%) of the net sale proceeds received by the Borrowers in connection with the sale of a certain Long Beach, California property.  Prior to being sold, the Long Beach, California property had contributed sixty-five percent (65%) of its fair market value to the Borrowing Base.

The foregoing summary of the terms and conditions of the Seventh Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Seventh Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K concerning the Company's obligations under the Seventh Amendment is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1
Seventh Amendment to Third Amended and Restated Credit Agreement, dated effective as of March 29, 2012, among Covenant Transportation Group, Inc., Covenant Transport, Inc., CTG Leasing Company, Covenant Asset Management, Inc., Southern Refrigerated Transport, Inc., Covenant Transport Solutions, Inc., Star Transportation, Inc., and Bank of America, N.A. as agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.

Date: April 2, 2012	By:	/s/ Richard B. Cribbs
Richard B. Cribbs Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1
Seventh Amendment to Third Amended and Restated Credit Agreement, dated effective as of March 29, 2012, among Covenant Transportation Group, Inc., Covenant Transport, Inc., CTG Leasing Company, Covenant Asset Management, Inc., Southern Refrigerated Transport, Inc., Covenant Transport Solutions, Inc., Star Transportation, Inc., and Bank of America, N.A. as agent.